UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 26, 2009


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)


       200 Vesey Street, World Financial Center
                 New York, New York                        10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

                                     None
              --------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
FD DISCLOSURE

     The following information is furnished under Item 2.02 - Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure:

     On January 26, 2009, American Express Company issued a press release announcing its financial results for the fourth quarter and full year of 2008. A copy of such press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, American Express Company distributed additional financial information relating to its 2008 fourth quarter and full year financial results and a 2008 Fourth Quarter/Full Year Earnings Supplement. Such additional financial information and the 2008 Fourth Quarter/Full Year Earnings Supplement are attached to this report as Exhibits
99.2 and 99.3, respectively, and each is hereby incorporated by reference.


EXHIBIT

99.1 Press Release, dated January 26, 2009, of American Express Company announcing its financial results for the fourth quarter and full year of 2008.

99.2 Additional financial information relating to the financial results of American Express Company for the fourth quarter and full year of 2008.

99.3 2008 Fourth Quarter/Full Year Earnings Supplement of American Express Company.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)






                                        By:    /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   January 26, 2009

                                  EXHIBIT INDEX


Exhibit
No.         Description
---------   -----------
99.1        Press Release, dated January 26, 2009, of American Express Company announcing its financial results for the fourth quarter and full year of 2008.

99.2 Additional financial information relating to the financial results of American Express Company for the fourth quarter and full year of 2008.

99.3 2008 Fourth Quarter/Full Year Earnings Supplement of American Express Company.